Exhibit 99.1 INVESTOR PRESENTATION MARCH 2012

Disclosure
Forward-Looking
Statements:
This presentation includes “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”,
“estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements.  These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers;
fluctuations in energy prices; changes in government energy policy or failure of expected changes in policy to materialize; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions and the challenges associated with efforts to acquire and integrate new product lines or businesses; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the loss of key employees and deterioration of employee or labor relations; the pricing and availability of raw materials; the regulation of our products by the U.S. Food & Drug
Administration and other governmental authorities; potential future impairment of the Company’s significant goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; additional liabilities related to taxes; the impact of severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, employment and environmental claims; technological security threats; risks associated with our indebtedness, leverage, debt service and liquidity; and
volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully.  Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

GTLS: GAS TO LIQUID SYSTEMS
Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products
One of the leading suppliers in all primary markets served
Global footprint for our operations on four continents with approximately 3,800 employees
Worldwide earnings with approximately 60% of sales derived from outside the U.S.
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets
Asia
19%
U.S.
42%
Americas
(Non-US)
9%
RoW
6%
Europe
24%
2011 Sales by Segment
Energy
49%
BioMedical
25%
General
Industrial
26%
2011 Sales by Region
2011 Sales by End-User
Energy &
Chemicals
26%
Distribution
& Storage
49%
BioMedical
25%

GTLS: GAS TO LIQUID SYSTEMS
Energy & Chemicals (E&C) Segment Overview
Production
Brazed Aluminium
Heat Exchangers
44%
Cold Boxes and
LNG VIP
23%
2011 Sales by Product / Region
Highlights
Technology leader – providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals, natural gas
processing and industrial gas markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader – leading industry positions worldwide
Manufacturing leader – one of three global suppliers of
mission-critical LNG and LNG liquefaction equipment
Selected Products
Americas
(Non-US)
11%
Middle East &
RoW
18%
Asia
23%
U.S.
47%
Europe
1%
3
Air Cooled Heat
Exchangers
33%
Cold Box
Heat Exchanger

GTLS: GAS TO LIQUID SYSTEMS
Distribution & Storage (D&S) Segment Overview
2011 Sales by Product / Region
Highlights
Balanced customer base – 46% of segment sales derived
from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
North America
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Selected Products
Satellite LNG
Storage
Bulk Storage
Systems
36%
Packaged Gas
Systems
28%
VIP, Systems
and Components
9%
Parts, Repair and On-
Site Service
9%
Beverage Liquid
CO
2
Systems
6%
LNG Terminals
and Vehicle Fuel
Systems 12%
Americas
(Non-US)
10%
RoW
3%
Asia
21%
U.S.
42%
Europe
24%

GTLS: GAS TO LIQUID SYSTEMS
BioMedical Segment Overview
2011 Sales by Product / Region
Highlights
Strong growth – increase in oxygen respiratory therapy and
biomedical research, led by international markets, expected
Robust end markets include:
–
Home healthcare and nursing homes
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
End-Use Consumption
Liquid Oxygen
(LOX) Therapy
Systems
52%
Biological
Storage
Systems
30%
Selected Products
Americas
(Non-US)
5%
U.S.
38%
Europe
46%
Asia
10%
RoW
1%
5
Non-LOX
Respiratory
Therapy Systems
18%
Portable Oxygen
Stainless Steel Freezer
Lab Storage

GTLS: GAS TO LIQUID SYSTEMS
Global Manufacturing and Distribution Platform
Operating leverage provides the flexibility to expand and reduce capacity as needed
Major manufacturing locations include:
China, Changzhou (D&S and E&C) and Chengdu (BioMedical)
Czech Republic, Decin (D&S)
Georgia,
Canton and Minnesota, New Prague (D&S and BioMedical)
Wisconsin,
La Crosse,
Louisiana,
New Iberia and
Oklahoma,
Tulsa (E&C)
Expansion of facilities in China, Louisiana and Minnesota are currently in process
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Asia-Pacific
North America

Europe

GTLS: GAS TO LIQUID SYSTEMS
BioMedical
•Aging demographics
• Product expansion
• Increasing biological
research
Growth Opportunities
7
D&S
•Global LNG opportunity
• Strong relationships with
Industrial Gas customers
• Demand for Industrial Gas
projected to increase 8%
per year
E&C
•Global base load LNG
projects
• Growth in natural gas
processing
• Emerging market
opportunities

GTLS: GAS TO LIQUID SYSTEMS
Natural gas expansion – Natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for Chart’s products
LNG growth leader – The natural gas industry is expected to invest approximately $720 billion in LNG facilities from 2009 to 2035, with LNG reaching 25% of world demand in 2035 (Source: International Energy
Agency –
World Energy Outlook 2011, Golden Age of Gas Scenario)
Natural Gas Expected To Grow Globally

Source: ExxonMobil
– The Outlook for Energy, A View to 2040

GTLS: GAS TO LIQUID SYSTEMS
Increasing natural gas penetration as a viable energy source and transportation fuel due to its high energy density, lower costs, cleaner emissions profile, and plentiful supply due to improved drilling technologies (e.g. shale gas). U.S. trucking is converting a portion of its fleets to natural gas.
Recent announcements in domestic LNG infrastructure by major natural gas producers and equipment providers, as well as recent order intake have validated expectations
China’s twelfth 5-year plan (2011 - 2015) mandates an increase in gas use as a percentage of energy consumption from less than 4% to over 8%
Dramatic increase in imported LNG in China is in process and is expected to continue, with significant investment in infrastructure, including LNG transportation and storage equipment
Lack of pipeline infrastructure in China requires “virtual pipeline” with LNG
Chart provides a broad offering of products and solutions for the full LNG value chain: LNG liquefiers, transportation equipment, terminal storage equipment and vehicle tanks for both on-road and off-road heavy duty vehicles and marine applications
LNG Value Chain Opportunities

GTLS: GAS TO LIQUID SYSTEMS
Strong Track Record of Successful Execution
Last Growth
Cycle CAGR
(2004-2008)
Sales   25%
Oper. Inc.  38%
¹Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve
During last growth cycle Company leveraged its flexible
manufacturing platform resulting in operating income
growth that outpaced sales
Flexible cost structure and good execution allowed for
aggressive response to economic downturn resulting in
higher operating income level than last cycle low point
10
Similar or higher growth, leveraged by
acquisitions, expected to occur again during the
current growth cycle
The return of large contract orders and the
improvement in base order levels have
confirmed the recovery in the growth cycle
1
0
50
100
150
200
250
300
350
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Large Contract Orders
Base Orders
0
20
40
60
80
100
120
140
160
0
100
200
300
400
500
600
700
800
900
2004 2005 2006 2007 2008 2009 2010 2011
Sales
Operating Income

GTLS: GAS TO LIQUID SYSTEMS Historical Orders and Year-end Backlog 11 Year-end Backlog ($MM) Annual Orders ($MM)

GTLS: GAS TO LIQUID SYSTEMS
Outlook for 2012

Based on a substantial order backlog, solid financial resources, and an attractive portfolio of product solutions, we expect another solid year in 2012.
We believe energy investments, especially in natural gas applications, are at an early-stage of a multi-year growth cycle.
We anticipate continued growth in demand for our products and we have stepped up our investment in capacity to capture and execute on these opportunities.
Order strength in first quarter 2012 continues at an exceptional rate for LNG opportunities.  Between E&C and D&S, we have booked over $190 million in new LNG orders during January and February 2012.
Sales for 2012 are expected to be in a range of $950 million to $1 billion.
Including continuing costs related to the ramp-up of the Company’s infrastructure, diluted earnings per share are expected to be in a range of
$2.60 to $2.90 per share, based on approximately 31 million shares outstanding.

Summary of Investment Highlights

Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas use, and biomedical opportunities
Exploit LNG and NG growth
Opportunities with global
infrastructure build-out
New product development and
innovation
Expanded new business and
inorganic pipeline
Strong organic earnings should
provide substantial free cash flow
and liquidity
Permit continued accretive organic
and inorganic growth
Attractive industry with long-term
customer relationships
Solid platform with worldwide
presence and leading industry
positions in all segments
7 yr. $250 million convertible notes
- 2% cash interest cost
Actively considering financing
opportunities with a view toward
cost efficiency and financial
flexibility
Strong Balance Sheet
Positioned for Significant Growth
Flexible / Low Cost Capital Structure
Very Stable Business Model